                                                                   EXHIBIT 99.06

               HNC REPORTS FOURTH QUARTER AND FISCAL 2001 RESULTS

    DILUTED OPERATIONAL NET INCOME PER SHARE FOR FISCAL 2001 INCREASES BY 25%
                                OVER FISCAL 2000

        SAN DIEGO, JANUARY 23, 2002 -- HNC Software Inc. (Nasdaq: HNCS) announced today its financial results for the fourth quarter and fiscal year ended December 31, 2001.

        On September 29, 2000, HNC distributed to its stockholders all of its shares of its former subsidiary, Retek Inc. Accordingly, unlike its fiscal year ended December 31, 2000, HNC's financial results for its fiscal year ended December 31, 2001, do not include or reflect Retek's operations.

HNC PRO FORMA RESULTS

        Revenues for the fourth quarter of 2001 were $54.6 million. Revenues for fiscal 2001 were $226.7 million, representing an increase of 16 percent over revenues of $195.0 million excluding Retek for fiscal 2000.

        Diluted operational net income per share for the fourth quarter of 2001 was $0.07 (see footnotes 4 and 5 on the following table entitled, "Selected Pro Forma Financial Data, Excluding Retek"). Diluted operational net income per share for fiscal 2001 was $0.45, representing an increase of 25 percent over diluted operational net income per share for fiscal 2000 excluding Retek of $0.36 (see footnotes 6, 7, 8 and 9 on the following table entitled, "Selected Pro Forma Financial Data, Excluding Retek").

HNC ACTUAL CONSOLIDATED RESULTS

                 HNC Reports Fourth Quarter 2001 Results/page 2


        Revenues for the fourth quarter of 2001 were $54.6 million. Revenues for fiscal 2001 were $226.7 million. Diluted net loss for the fourth quarter of 2001 was $8.0 million, or $0.23 per share. Diluted net loss for fiscal 2001 was $36.5 million, or $1.06 per share.

        "HNC's fourth quarter illustrated a continued slowdown in IT spending both in the US and overseas. Despite this pullback, we saw strong and steady business from our existing base of blue-chip customers. Additionally, we are fortunate to have a flexible business model that allows businesses to opt for payment on either a "pay-as-you-go" or a one time "up-front" model. In these tight economic times, many of our customers have appreciated the ability to forego large up-front fees and have chosen the pay-as-you-go or recurring option," said John Mutch, chief executive officer, HNC Software. "In the fourth quarter of 2001, we continued to make steady progress developing the Critical Action Technology Platform, which we believe will be the type of business analytics foundation companies will be looking for when IT spending increases."

        HNC will host a live Webcast conference call regarding fourth quarter 2001 operating results on Wednesday, January 23, 2002, at 2 p.m. Pacific Daylight Time. All are welcome to join the Webcast, which can be accessed through the Investor Relations section of HNC's Web site: www.hnc.com. During the conference call HNC executives will review several topics including, but not limited to, HNC's fourth quarter of 2001 and fiscal year 2001 operating results, and its growth strategy and vision, acquisition strategy, product roadmap and recent product introductions. HNC also expects the call to discuss global market expansion and market penetration, industry trends, and financial business model and future revenue and earnings guidance.

        A recording of the Webcast will be available for 10 days after the event on HNC's Web site: www.hnc.com.

ABOUT HNC SOFTWARE INC.

        HNC is a leading provider of high-end analytic and decision management software that enables global companies to manage customer interactions by converting data and customer transactions into real time recommendations. HNC's proven software empowers Global 2000

                 HNC Reports Fourth Quarter 2001 Results/page 3

companies in the financial services, insurance, telecommunications and other industries to make millions of the right mission-critical customer decisions designed to increase revenues and decrease risk. For more information, visit www.hnc.com.

This press release contains forward-looking statements about HNC's business model, technology platform and other events and circumstances that have not yet occurred. Forward-looking statements may be identified by words such as "will," "expects," "believes," "anticipates" or "plans" or other statements indicating a future tense. Investors should be aware that actual results may differ materially from HNC's expectations in forward-looking statements, due to numerous risks and uncertainties about the future. HNC will not necessarily update the information in this press release or in its conference call if any forward-looking statement later turns out to be inaccurate.

Risks and uncertainties that may affect HNC's future results and performance and lead to fluctuations in its financial results and revenue compared to expectations include, but are not limited to, the following: timing of contract acceptances by customers changes of recurring fee based agreements to one time fixed fee-based agreements; changes in the percentage of HNC's revenues that are paid on a recurring transaction fee basis the status of HNC's relationships with its customers, particularly larger customers; developments in the financial services, insurance and telecommunications industries, including consolidation and trends in IT spending; the financial, accounting and business affects of HNC's acquisitions of other companies, business, or assets; HNC's success in integrating companies, businesses and assets it has acquired or may in the future acquire and in managing potentially increased expenses arising from acquisitions; intense competition and pricing pressures, particularly in the software market; HNC's ability to maintain or increase its profit margins; the impact of the current economic environment on the willingness of HNC's customers' to make capital purchases or licenses; HNC's ability to correctly anticipate market trends and customers' needs and develop and implement successful strategies that are responsive to these trends and needs; HNC's ability to maintain high reliability for its server-based Web services; HNC's ability to maintain successful business relationships with strategic partners and other third parties that are important to HNC's success; HNC's ability to adapt and expand its product, service and content offerings for the Internet and other environments; the costs of implementing HNC's strategy; changes in its product lines and product strategies; uncertainty as to the timing and availability for future products and services; future market growth and upgrade rates for HNC's software products; the impact of government regulatory actions on HNC's ability to sell and implement its products; HNC's ability to leverage its existing customer base to cross-sell complementary products and sell customers multiple products; the retention and motivation of HNC's employees; and results for HNC's international operations. Additional information about factors that could affect future results and events is included in the reports that HNC files with the Securities and Exchange Commission, including its annual report on Form 10-K for its fiscal year ended December 31, 2000.

                 HNC Reports Fourth Quarter 2001 Results/page 4

                             SELECTED FINANCIAL DATA

                                                  QUARTERS ENDED                 FISCAL YEARS ENDED
                                                   DECEMBER 31,                     DECEMBER 31,
                                           --------------------------        --------------------------
                                             2000              2001            2000              2001
                                           ---------        ---------        ---------        ---------
Revenues                                   $  55,076        $  54,551        $ 254,884        $ 226,670

Operating loss                             $ (12,827)       $ (12,101)       $(149,741)       $ (42,523)

Basic and diluted net loss per share       $   (0.17)       $   (0.23)       $   (4.08)       $   (1.06)


             SELECTED PRO FORMA FINANCIAL DATA, EXCLUDING RETEK (1)
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)


The following table sets forth selected financial data for the Company on a pro forma basis, excluding Retek. Please see footnotes (1) through (9) to this information for reconciliations between pro forma and GAAP bases for the information presented.

                                                        QUARTERS ENDED                   FISCAL YEAR ENDED
                                                         DECEMBER 31,                       DECEMBER 31,
                                                ----------------------------        -----------------------------
                                                   2000              2001              2000               2001
                                                ----------        ----------        ----------        -----------
Revenues                                        $55,076           $54,551            $194,969           $226,670
Operating income, before non-cash and
    non-recurring charges                       $ 3,966(2)        $ 2,696(4)         $  9,187(6)        $ 19,638(8)
Diluted operational net income per share        $  0.12(3)        $  0.07(5)         $   0.36(7)        $   0.45(9)

(1) On September 29, 2000, HNC spun off its former subsidiary Retek Inc. to HNC's stockholders by means of a dividend of all shares of Retek owned by HNC. Thus, Retek's operating results were included in HNC's financial results through September 29, 2000, but were not included in HNC's financial results for the quarter and fiscal year ended December 31, 2001. For purposes of comparability, the above pro forma financial data for the fiscal year ended December 31, 2000 illustrates the financial results of HNC (subject to the computations and exclusions explained below), excluding Retek's financial results for such periods.

(2) Computed by excluding $283 of stock-based compensation charges, $13,627 of transaction-related amortization and costs, $1,711 of Retek spin-off charges and $1,172 of restructuring and impairment charges.

(3) Based on: (a) diluted operational net income of $4,178, computed as operating income before non-cash and non-recurring charges of $3,966 plus other net income of $2,719, fully taxed at a 37.5 percent tax rate, divided by (b) weighted average shares of 36,130, computed as 32,228 shares used in computing diluted net loss per share plus 3,902 shares associated with weighted average options, ESPP shares and convertible subordinated notes, assuming conversion.

(4) Computed by excluding $58 of stock-based compensation charges and $14,739 of transaction-related amortization and costs.

(5) Based on: (a) diluted operational net income of $3,078, computed as operating income before non-cash and non-recurring charges of $2,696 plus other net income of $2,229, fully taxed at a 37.5 percent tax rate, divided by (b) weighted average shares of 41,961, computed as 35,370 shares used in computing diluted net income per share plus 6,591 shares associated with weighted average options, ESPP shares and convertible subordinated notes, assuming conversion.

(6) Computed by excluding $13,154 of stock-based compensation charges, $38,697 of transaction-related amortization and costs, $3,601 of in-process research and development charges, $48,185 of Retek spin-off charges and $1,172 of restructuring and impairment charges.

(7) Based on: (a) diluted operational net income of $12,199, computed as operating income before non-cash and non-recurring charges of $9,187 plus other net income of $10,331, fully taxed at a 37.5 percent tax rate, divided by (b) weighted average shares of 33,610, computed as 28,529 shares used in computing diluted net income per share plus 5,081 shares associated with weighted average options, ESPP shares and convertible subordinated notes, assuming conversion.

(8) Computed by excluding $476 of stock-based compensation charges, $56,556 of transaction-related amortization and costs, $487 of in-process research and development charges and $4,642 of restructuring and impairment charges.

(9) Based on: (a) diluted operational net income of $17,188, computed as operating income before non-cash and non-recurring charges of $19,638 plus other net income of $7,863, fully taxed at a 37.5 percent tax rate, divided by (b) weighted average shares of 38,582, computed as 34,509 shares used in computing diluted net loss per share plus 4,073 shares associated with weighted average options, ESPP shares and convertible subordinated notes, assuming conversion.

                 HNC Reports Fourth Quarter 2001 Results/page 5


                                HNC SOFTWARE INC.
                           CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            DECEMBER 31,      DECEMBER 31
                                                                                2001              2000
                                                                            -----------       -----------
ASSETS
Current assets:
  Cash, cash equivalents and marketable securities available for sale        $ 217,910         $ 114,300
  Accounts receivable, net                                                      38,969            43,856
  Deferred income taxes                                                         22,279            15,045
  Other current assets                                                          10,656             8,402
                                                                             ---------         ---------
         Total current assets                                                  289,814           181,603
Marketable securities available for sale                                        95,815            48,453
Equity investments                                                               9,219            14,719
Property and equipment, net                                                     23,785            20,826
Goodwill, net                                                                   75,720            96,810
Intangible assets, net                                                          42,942            47,522
Deferred income taxes                                                           34,761            33,844
Other assets                                                                     5,970             3,964
                                                                             ---------         ---------
         Total assets                                                        $ 578,026         $ 447,741
                                                                             =========         =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued liabilities                                   $  29,716         $  38,675
  Deferred revenue                                                               8,807             9,876
                                                                             ---------         ---------
         Total current liabilities                                              38,523            48,551
Other liabilities                                                            $   1,684         $     259
Convertible Subordinated Notes                                                 150,000            16,357
                                                                             ---------         ---------
         Total liabilities                                                     190,207            65,167
                                                                             ---------         ---------
Stockholders' equity:
  Preferred stock, $0.001 par value -- 4,000 shares authorized; no
    Shares issued or outstanding                                                     -                 -
  Common stock, $0.001 par value -- 120,000 shares authorized; 35,432
    and 32,286 shares issued and outstanding, respectively                          35                32
  Common stock in treasury at cost -- 49 and 49 shares, respectively            (3,251)           (3,251)
  Paid-in capital                                                              531,666            499,705
  Accumulated deficit                                                         (140,660)         (104,209)
  Notes receivable from stockholders                                                 -            (9,049)
  Unearned stock-based compensation                                               (238)             (577)
  Accumulated other comprehensive income (loss)                                    267               (77)
                                                                             ---------         ---------
         Total stockholders' equity                                            387,819           382,574
                                                                             ---------         ---------
         Total liabilities and stockholders' equity                          $ 578,026         $ 447,741
                                                                             =========         =========

                 HNC Reports Fourth Quarter 2001 Results/page 6

                                HNC SOFTWARE INC.
                 UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
            FOR THE FOURTH QUARTERS ENDED DECEMBER 30, 2000 AND 2001
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           QUARTER ENDED DECEMBER 30,
                                                           --------------------------
                                                             2000             2001
                                                           --------         --------
Revenues:
  License and maintenance                                  $ 39,870         $ 40,172
  Services and other                                         15,206           14,379
                                                           --------         --------
     Total revenues                                          55,076           54,551
Operating expenses:
  License and maintenance                                     9,921           10,644
  Services and other                                         11,546           11,150
  Research and development                                   10,518           11,889
  Sales and marketing                                        11,196           11,868
  General and administrative                                  7,929            6,304
                                                           --------         --------
Operating income (loss) before non-cash and non-
  recurring charges                                           3,966            2,696
Non-cash and non-recurring charges:
  Stock-based compensation                                      283               58
  Transaction-related amortization and costs                 13,627           14,739
  Expense related to spin-off of Retek subsidiary             1,711                -
  Restructuring and impairment charges                        1,172                -
                                                           --------         --------
Operating income (loss)                                     (12,827)         (12,101)
Other income (expense):
  Other income, net                                           2,719            2,229
  Write-down of equity investments                           (2,750)               -
  Interest expense related to convertible debt                 (220)          (2,159)
                                                           --------         --------
Income (loss) before income tax provision (benefit)         (13,078)         (12,031)
Income tax provision (benefit)                               (7,540)          (4,012)
                                                           --------         --------
Net income (loss)                                          $ (5,538)        $ (8,019)
                                                           ========         ========
Earnings per share:
  Basic and diluted net loss per common share              $  (0.17)        $  (0.23)
                                                           ========         ========
Shares used in computing basic and diluted net loss
  per common share                                           32,228           35,370
                                                           ========         ========

                 HNC Reports Fourth Quarter 2001 Results/page 7

                                HNC SOFTWARE INC.
          UNAUDITED PRO FORMA AND CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                   YEAR ENDED DECEMBER 31, 2000
                                                           ---------------------------------------------        YEAR ENDED
                                                                            DISTRIBUTION                        DECEMBER 31,
                                                           AS REPORTED        OF RETEK         PRO FORMA            2001
                                                           -----------      ------------       ---------        -----------
Revenues:
  License and maintenance                                  $ 166,063         $ (35,229)        $ 130,834         $ 168,626
  Services and other                                          88,821           (24,686)           64,135            58,044
                                                           ---------         ---------         ---------         ---------
     Total revenues                                          254,884           (59,915)          194,969           226,670

Operating expenses:

  License and maintenance                                     51,725           (15,058)           36,667            44,676
  Services and other                                          63,762           (19,349)           44,413            42,465
  Research and development                                    65,553           (26,197)           39,356            45,587
  Sales and marketing                                         66,416           (28,236)           38,180            44,503
  General and administrative                                  34,807            (7,641)           27,166            29,801
                                                           ---------         ---------         ---------         ---------

Operating income (loss) before non-cash and non-
  recurring charges                                          (27,379)           36,566             9,187            19,638

Non-cash and non-recurring charges:
  Stock-based compensation                                    21,670            (8,516)           13,154               476
  Transaction-related amortization and costs                  43,734            (5,037)           38,697            56,556
  In-process research and development                          7,601            (4,000)            3,601               487
  Expense related to spin-off of Retek subsidiary             48,185                 -            48,185                 -
  Restructuring and impairment charges                         1,172                 -             1,172             4,642
                                                           ---------         ---------         ---------         ---------

Operating income (loss)                                     (149,741)           54,119           (95,622)          (42,523)

Other income (expense):
  Other income, net                                           11,827            (1,496)           10,331             7,863
  Interest expense related to convertible debt                (3,762)                -            (3,762)           (3,171)
  Write-down of equity investments                            (2,750)                -            (2,750)           (4,893)
  Expense related to debt conversion                         (12,676)                -           (12,676)                -
  Minority interest in losses (income) of
    consolidated subsidiary                                    7,582            (7,582)                -                 -
                                                           ---------         ---------         ---------         ---------

Income (loss) before income tax provision (benefit)         (149,520)           45,041          (104,479)          (42,724)

Income tax provision (benefit)                               (33,102)           16,488           (16,614)           (6,272)
                                                           ---------         ---------         ---------         ---------

Net income (loss)                                          $(116,418)        $  28,553         $ (87,865)        $ (36,452)
                                                           =========         =========         =========         =========

Earnings per share:

  Basic and diluted net loss per common share              $   (4.08)                          $   (3.08)        $   (1.06)
                                                           =========                           =========         =========

Shares used in computing basic and diluted net loss
  per common share                                            28,529                              28,529            34,509
                                                           =========                           =========         =========